Exhibit 10.2

FIRST AMENDMENT TO

AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

This FIRST AMENDMENT (the “First Amendment”) to the Amended and Restated Revolving Loan Agreement, dated as of November 15, 2021 (as amended to date, the “Agreement”), by and between Golub Capital Direct Lending Corporation (the “Borrower”) and GC Advisors LLC (the “Lender”), is hereby made as of October 21, 2024. Capitalized terms used but not otherwise defined shall have the meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, Borrower and Lender desire to amend the Agreement to extend the Maturity Date;

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1.            Amendment to the Maturity Date.

The definition of “Maturity Date” in Section 17 of the Agreement is hereby amended and restated as follows:

“Maturity Date” shall mean October 21, 2027.

2.            Full Force and Effect. Other than as specifically set forth in this First Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

3.            Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.

4.            Counterparts.      This First Amendment may be signed in two counterparts, each of which shall constitute an original but both of which when taken together shall constitute but one agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Borrower and Lender have caused this First Amendment to be duly executed by their duly authorized officers, all as of the date first set forth above.

BORROWER:

GOLUB CAPITAL DIRECT LENDING CORPORATION

By:	/s/ David B. Golub
Name: David B. Golub
Title: President and Chief Executive Officer

LENDER:

GC ADVISORS LLC

By:	/s/ David B. Golub
Name: David B. Golub
Title: President

[Signature Page to First Amendment to Amended and Restated Revolving Loan Agreement]